SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	July 18, 2003
(Date of earliest event reported)	July 18, 2003

First Ottawa Bancshares, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30495	36-4331185
(Commission File Number)	(I.R.S. Employer Identification Number)

701-705 LaSalle Street, Ottawa, Illinois	61350
(Address of principal executive offices)	(Zip Code)

(815) 434-0044

(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure

                On July 18, 2003, First Ottawa Bancshares, Inc. issued a news release announcing that its subsidiary bank, First National Bank of Ottawa, entered into a definitive agreement with First Midwest Bank to purchase two banking branches of First Midwest Bank located in Streator, Illinois.

                A copy of the news release is attached as Exhibit 99.1 and a copy of the definitive agreement is attached as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                                (a)           Financial Statements of Business Acquired.

                                                                Not applicable

                                                (b)           Pro Forma Financial Information.

                                                                Not applicable

                                                (c)           Exhibits.

99.1              News Release dated July 18, 2003

99.2              Branch Office Purchase and Sale Agreement, between First Midwest Bank and First National Bank of Ottawa, dated July 17, 2003 (without exhibits)

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OTTAWA BANCSHARES, INC.

Dated: July 18, 2003	By:	/s/ Joachim J. Brown
Joachim J. Brown
President